Exhibit 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Abgenix, Inc. (the “Company”) on Form 10-Q for the quarter ending September 30, 2005, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I hereby certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

(1)                                  The Report fully complies with the requirements of section 13(a) of the Securities Exchange Act of 1934; and

(2)                                  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

November 9, 2005

/s/ H. WARD WOLFF
H. Ward Wolff
Chief Financial Officer and Senior Vice President, Finance
(Principal Financial and Accounting Officer)

A signed original of this written statement required by Section 906 has been provided to Abgenix, Inc. and will be retained by Abgenix, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.